PAYDEN CASH RESERVES MONEY MARKET FUND Investor Class PBHXX	Summary Prospectus July 21, 2010

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.payden.com/prospectus. You can also get this information at no cost by calling 800-572-9336, or by sending an e-mail to payden@umb.com. The Fund’s prospectus and statement of additional information, both dated February 26, 2010, are incorporated by reference into this summary prospectus.

 INVESTMENT OBJECTIVE:

The Fund seeks to provide investors with liquidity, a stable share price, and as high a level of current income as is consistent with preservation of principal and liquidity.

 FEES AND EXPENSES:

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.15%
Other Expenses	0.28%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	0.44%
Fee Waiver or Expense Reimbursement[1]	0.18%
Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement	0.26%

[1] Payden & Rygel (“Payden”) has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that the Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement (excluding Acquired Fund Fees and Expenses, interest and taxes) exceed 0.25%. This agreement has a one-year term ending February 28, 2011; it may be renewed and may be amended by approval of a majority of the Fund’s Board of Trustees.
Please Note: The Total Annual Fund Operating Expenses in this fee table do not correlate to the ratio of expenses to average net assets given in the Financial Highlights in this Prospectus (and in the Fund’s financial statements), which reflects the Fund’s operating expenses but not Acquired Fund Fees and Expenses.

Example of Fund Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (inclusive of acquired Fund Fees and Expenses) remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

1 Year	3 Years	5 Years	10 Years
$27	$123	$228	$537

1	Payden Mutual Funds

 PAYDEN CASH RESERVES MONEY MARKET FUND

 PRINCIPAL INVESTMENT STRATEGIES:

ª	The Fund invests only in high quality government, bank and corporate debt securities of U.S. and foreign issuers payable in U.S. dollars. A “high quality” debt security is a debt security that is rated in the highest category for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security), or such debt securities that the Fund’s adviser, Payden, determines to be of comparable quality.

ª	The Fund invests at least 80% of its total assets in government debt securities of U.S. and foreign issuers.
ª	The Fund’s average portfolio maturity (on a dollar-weighted basis) will not exceed 90 days.

 PRINCIPAL INVESTMENT RISKS:

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ª	The primary risks of the debt securities in which the Fund invests are interest rate risk and credit risk. Interest rate risk is the risk that the value of the Fund’s debt securities will fluctuate with changes in interest rates. In particular, a decline in short-term interest rates would lower the Fund’s yield and the return on your investment.

ª	Credit risk is the risk that the issuer of a debt security will be unable to make interest or principal payments on time. A debt security’s credit rating reflects the credit risk associated with the debt obligation. Higher-rated debt securities involve lower credit risk than lower-rated debt securities. Generally, credit risk is higher for corporate and foreign government debt securities than for U.S. Government securities.

ª	Investing in foreign securities poses additional risks. The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments in countries where the Fund invests.

ª	An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

 PAST FUND PERFORMANCE:

The information in the bar chart and table below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns over time compare with those of two broad measures of market performance, the Lipper Money Market Average and the Lipper Government Money Market Average.

Past performance (before and after taxes) is no guarantee of future results.

Year by Year Total Returns

During the ten-year period, the Fund’s best quarter was 4thQ 2000 (1.62%), and the worst quarter was 4thQ 2009 (0.02%).

Payden Mutual Funds	2

 PAYDEN CASH RESERVES MONEY MARKET FUND

Average Annual Returns Through 12/31/09	1 Year	5 Years	10 Years

Payden Cash Reserves Money Market Fund	0.39%	3.09%	2.95%
Lipper Money Market Average	0.16%	2.63%	2.42%
Lipper Government Money Market Average	0.08%	2.57%	2.40%
Call 1-800-572-9336 between 8:00 a.m. and 5:00 p.m. (Pacific time) for the Fund’s current 7-day yield.

 PURCHASE AND SALE OF FUND SHARES:

The minimum initial and subsequent investment amounts for each type of account are as follows:

	INITIAL	ADDITIONAL
ACCOUNT TYPE	INVESTMENT	INVESTMENT

Regular	$5,000	$250
Tax-Sheltered	$2,000	$250
Electronic Investment
Set schedule	$2,000	$250
No set schedule	$5,000	$250
Automatic Exchange	NA	$250

You may purchase or redeem shares by contacting the Fund, in writing at Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611, by calling 1-800-572-9336, via the Fund’s Internet site at payden.com, or through a financial intermediary. Purchases and redemptions by telephone are only permitted if you previously established these options on your account.

 TAX INFORMATION:

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

3	Payden Mutual Funds